UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-06103

Investors Cash Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/2014

ITEM 1.	REPORT TO STOCKHOLDERS

February 28, 2014

Semiannual Report

to Shareholders

DWS Variable NAV Money Fund

Institutional Shares

Contents
3 Portfolio Summary
4 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
11 Financial Highlights
12 Notes to Financial Statements
19 Information About Your Fund's Expenses
21 Advisory Agreement Board Considerations and Fee Evaluation
26 Account Management Resources
28 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks preservation of capital, the net asset value per share of the fund will fluctuate, and you could lose money by investing in the fund. Unlike a traditional money market fund, the fund will not use the amortized cost method of valuation and does not seek to maintain a stable share price of $1.00. As a result, the fund's share price, which is its net asset value per share (NAV), will vary and reflect the effects of unrealized appreciation and depreciation and realized losses and gains.

Money Market investments are subject to interest-rate and credit risks. When interest rates rise, prices generally fall. In addition, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Although individual securities may outperform the market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. Any investments in money market instruments of foreign issuers are subject to some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk, and economic and financial instability. Portfolio management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Summary (Unaudited)

Investment Portfolio as of February 28, 2014 (Unaudited)
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 14.6%
Banco del Estado de Chile:
0.26%, 5/14/2014	1,000,000	1,000,080
0.27%, 7/10/2014	1,000,000	1,000,070
Bank of Nova Scotia, 0.24%, 7/7/2014	1,000,000	1,000,070
DNB Bank ASA, 0.225%, 7/16/2014	1,000,000	1,000,020
International Business Machines Corp., 0.875%, 10/31/2014	750,000	753,343
Norinchukin Bank, 0.22%, 4/22/2014	1,000,000	1,000,060
Sumitomo Mitsui Banking Corp., 0.21%, 4/28/2014	1,500,000	1,500,045
Total Certificates of Deposit and Bank Notes (Cost $7,253,155)		7,253,688

Collateralized Mortgage Obligation 2.0%
Resimac MBS Trust, "A2", Series 2013-1, 144A, 0.515%**, 3/7/2014 (Cost $1,000,013)	1,000,000	1,000,013

Commercial Paper 60.8%
Issued at Discount* 51.2%
Albion Capital Corp. SA, 0.13%, 3/7/2014	1,500,000	1,499,971
Antalis U.S. Funding Corp., 144A, 0.1%, 3/3/2014	1,500,000	1,499,985
Autobahn Funding Co., LLC:
144A, 0.15%, 4/1/2014	1,000,000	999,860
144A, 0.18%, 4/2/2014	1,000,000	999,850
Bedford Row Funding Corp., 144A, 0.32%, 12/17/2014	1,000,000	997,890
Caisse Centrale Desjardins, 0.19%, 4/7/2014	1,500,000	1,499,775
Dexia Credit Local, 0.27%, 8/25/2014	500,000	499,410
Erste Abwicklungsanstalt, 144A, 0.15%, 5/28/2014	985,000	984,562
General Electric Capital Corp., 0.23%, 3/4/2014	800,000	800,000
Gotham Funding Corp., 144A, 0.19%, 3/6/2014	750,000	749,985
Hannover Funding Co., LLC:
0.15%, 3/26/2014	500,000	499,945
0.17%, 3/13/2014	1,000,000	999,950
0.19%, 4/22/2014	500,000	499,865
Macquarie Bank Ltd., 144A, 0.2%, 5/8/2014	500,000	499,830
Matchpoint Master Trust:
0.08%, 3/3/2014	1,000,000	999,990
0.21%, 5/2/2014	400,000	399,868
MetLife Short Term Funding LLC, 144A, 0.22%, 9/15/2014	500,000	499,300
Natixis U.S. Finance Co., LLC, 0.09%, 3/3/2014	1,000,000	999,992
Nordea Bank AB, 0.205%, 6/9/2014	1,000,000	999,510
Oversea-Chinese Banking Corp., Ltd., 0.2%, 4/7/2014	2,000,000	1,999,660
Regency Markets No. 1 LLC, 144A, 0.13%, 3/7/2014	1,500,000	1,499,965
Standard Chartered Bank:
0.27%, 5/19/2014	1,000,000	999,640
0.27%, 8/4/2014	1,000,000	998,920
Starbird Funding Corp., 144A, 0.08%, 3/3/2014	1,000,000	999,990
Sydney Capital Corp.:
144A, 0.17%, 4/14/2014	1,000,000	999,810
144A, 0.19%, 4/24/2014	1,000,000	999,760
		25,427,283
Issued at Par** 9.6%
ASB Finance Ltd., 144A, 0.277%, 10/9/2014	750,000	749,895
Bank of Nova Scotia, 0.25%, 1/13/2015	1,000,000	1,000,400
Export Development Canada, 144A, 0.113%, 3/4/2014	2,000,000	2,000,000
Versailles Commercial Paper LLC, 144A, 0.214%, 7/16/2014	1,000,000	999,960
		4,750,255
Total Commercial Paper (Cost $30,176,231)		30,177,538

Short-Term Notes** 6.9%
Australia & New Zealand Banking Group Ltd., 144A, 0.296%, 1/16/2015	500,000	500,116
Canadian Imperial Bank of Commerce, 0.27%, 3/18/2015	1,000,000	1,000,300
Commonwealth Bank of Australia, 144A, 0.516%, 1/29/2015	400,000	401,039
JPMorgan Chase Bank NA, 0.317%, 4/22/2019	1,000,000	1,000,061
Royal Bank of Canada, 0.27%, 4/17/2014	500,000	500,105
Total Short-Term Notes (Cost $3,401,012)		3,401,621

Municipal Investments 9.8%
Illinois, State Finance Authority Industrial Development Revenue, Fitzpatrick Brothers, Inc., 0.05%***, 4/1/2033, LOC: Northern Trust Co.	165,000	165,000
New York, State Housing Finance Agency Revenue, Clinton Park Phase II, Series B, 0.12%***, 11/1/2049, LOC: Wells Fargo Bank NA	2,000,000	2,000,000
Nuveen Premier Income Municipal Fund 2, Inc., Series 1-4895, 144A, AMT, 0.12%***, 5/1/2041, LIQ: Barclays Bank PLC	500,000	500,000
University of California Revenues:
Series Y-2, 144A, 0.559%**, 7/1/2041	1,220,000	1,220,182
Series Y-1, 0.738%**, 7/1/2041	1,000,000	1,000,150
Total Municipal Investments (Cost $4,886,292)		4,885,332

Government & Agency Obligations 1.9%
U.S. Treasury Obligations
U.S. Treasury Notes:
0.09%**, 1/31/2016	440,000	439,829
0.5%, 8/15/2014	500,000	500,938
Total Government & Agency Obligations (Cost $940,801)		940,767

Time Deposit 4.0%
Credit Agricole Corporate & Investment Bank, 0.1%, 3/3/2014 (Cost $2,000,000)	2,000,000	2,000,000

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $49,657,504)†	100.0	49,658,959
Other Assets and Liabilities, Net	0.0	(8,575)
Net Assets	100.0	49,650,384

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of February 28, 2014.

*** Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of February 28, 2014.

† The cost for federal income tax purposes was $49,657,504. At February 28, 2014, net unrealized appreciation for all securities based on tax cost was $1,455. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,909 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,454.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax

LIQ: Liquidity Facility

LOC: Letter of Credit

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (a)	$—	$49,658,959	$—	$49,658,959

There have been no transfers between fair value measurement levels during the period ended February 28, 2014.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of February 28, 2014 (Unaudited)
Assets
Investments in securities, at value (cost $49,657,504)	$49,658,959
Cash	697
Interest receivable	8,652
Due from Advisor	8,263
Other assets	1,529
Total assets	49,678,100
Liabilities
Accrued Trustees' fees	438
Accrued expenses	27,278
Total liabilities	27,716
Net assets, at value	$49,650,384
Net Assets Consist of
Undistributed net investment income	346
Net unrealized appreciation (depreciation) on investments	1,455
Accumulated net realized gain (loss)	233
Paid-in capital	49,648,350
Net assets, at value	$49,650,384
Net Asset Value
Capital Shares Net Asset Value, offering and redemption price per share ($49,639,483 ÷ 4,963,349 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.001
Institutional Shares Net Asset Value, offering and redemption price per share ($10,901 ÷ 1,090 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.001

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended February 28, 2014 (Unaudited)
Investment Income
Income: Interest	$56,117
Expenses: Management fee	38,352
Administration fee	25,568
Services to shareholders	51,551
Service fee	1
Audit fee	18,824
Legal fees	18,040
Reports to shareholders	11,061
Registration fees	4,390
Trustees' fees and expenses	1,802
Other	7,642
Total expenses before expense reductions	177,231
Expense reductions	(177,230)
Total expenses after expense reductions	1
Net investment income	56,116
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	233
Change in net unrealized appreciation (depreciation) on investments	1,112
Net gain (loss)	1,345
Net increase (decrease) in net assets resulting from operations	$57,461

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 31, 2013
Operations: Net investment income	$56,116	$68,281
Operations: Net investment income	$56,116	$68,281
Net realized gain (loss)	233	—
Change in net unrealized appreciation (depreciation)	1,112	80
Net increase (decrease) in net assets resulting from operations	57,461	68,361
Distribution to shareholders from: Net investment income Capital Shares	(56,112)	(68,281)
Institutional Shares	(4)	—
Total distributions	(56,116)	(68,281)
Fund share transactions: Proceeds from shares sold	22,561,470	43,487,301
Reinvestment of distributions	54,933	66,146
Payments for shares redeemed	(27,063,931)	(5,196,019)
Net increase (decrease) in net assets from Fund share transactions	(4,447,528)	38,357,428
Increase (decrease) in net assets	(4,446,183)	38,357,508
Net assets at beginning of period	54,096,567	15,739,059
Net assets at end of period (including undistributed net investment income of $346 and $346, respectively)	$49,650,384	$54,096,567

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Institutional Shares	Period Ended 2/28/14a
Selected Per Share Data
Net asset value, beginning of period	$10.001
Income (loss) from investment operations: Net investment income	.004
Net realized and unrealized gain (loss)	.000	***
Total from investment operations	.004
Less distributions from: Net investment income	(.004)
Net asset value, end of period	$10.001
Total Return (%)b	.04	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11
Ratio of expenses before expense reductions (%)	103.12	*
Ratio of expenses after expense reductions (%)	.05	*
Ratio of net investment income (%)	.19	*
a For the period from December 2, 2013 (commencement of operations of Institutional Shares) to February 28, 2014.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Variable NAV Money Fund (the "Fund") is a diversified series of Investors Cash Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers two classes of shares: Capital Shares and, effective December 2, 2013, Institutional Shares. Certain detailed financial information for the Capital Shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Repurchase Agreements. The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank or another designated subcustodian holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings. The Fund had no repurchase agreements at February 28, 2014.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distributions of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Fees and Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.1500%
Next $3 billion of such net assets	.1325%
Over $4 billion of such net assets	.1200%

For the period from September 1, 2013 through November 30, 2014 for Capital Shares and for the period from December 2, 2013 (commencement of operations of Institutional Shares) through November 30, 2014, the Advisor contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Capital Shares	.15%
Institutional Shares	.20%

For the period from September 1, 2013 through February 28, 2014 for Capital Shares and for the period from December 2, 2013 (commencement of operations of Institutional Shares) through February 28, 2014, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Capital Shares	.00%
Institutional Shares	.05%

This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the six months ended February 28, 2014, the fee pursuant to the Investment Management Agreement aggregated $38,352, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the six months ended February 28, 2014, the Advisor reimbursed $61,802 of other expenses.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2014, the Administration Fee was $25,568, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2014 for Capital Shares and for the period from December 2, 2013 (commencement of operations of Institutional Shares) through February 28, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Capital Shares	$48,780	$48,780
Institutional Shares	2,727	2,727
	$51,507	$51,507

Service Fee. DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, provides information and administrative services for a fee ("Service Fee") at an annual rate of 0.05% of average daily net assets for the Institutional Shares. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of the shareholder accounts the firms service. For the period from December 2, 2013 (commencement of operations for Institutional Shares) through February 28, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Annualized Effective Rate
Institutional Shares	$1	$1	.00%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,483, of which $1,843 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

C. Ownership of the Fund

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At February 28, 2014, six affiliated shareholder accounts were the owner of record of 10% or more of the total outstanding shares of the Fund, owning approximately 20%, 11%, 10%, 10%, 10% and 10%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $375 million ($400 million effective March 27, 2014) revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 28, 2014.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended February 28, 2014		Year Ended August 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Capital Shares	2,254,831	$22,550,571	4,348,296	$43,487,301
Institutional Shares*	1,090	10,899	—	—
		$22,561,470		$43,487,301
Shares issued to shareholders in reinvestment of distributions
Capital Shares	5,493	$54,929	6,614	$66,146
Institutional Shares*	0.443	4	—	—
		$54,933		$66,146
Shares redeemed
Capital Shares	(2,706,123)	$(27,063,931)	(519,550)	$(5,196,019)
Institutional Shares*	—	—	—	—
		$(27,063,931)		$(5,196,019)
Net increase (decrease)
Capital Shares	(445,799)	$(4,458,431)	3,835,360	$38,357,428
Institutional Shares*	1,090	10,903	—	—
		$(4,447,528)		$38,357,428

* For the period from December 2, 2013 (commencement of operations of Institutional Shares) through February 28, 2014.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2013 to February 28, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2014 (Unaudited)
Actual Fund Return	Institutional Shares
Beginning Account Value 12/2/13	$1,000.00
Ending Account Value 2/28/14	$1,000.40
Expenses Paid per $1,000*	$.12
Hypothetical 5% Fund Return
Beginning Account Value 9/1/13	$1,000.00
Ending Account Value 2/28/14	$1,024.55
Expenses Paid per $1,000**	$.25
* Expenses are equal to the Institutional Shares annualized expense ratio, multiplied by the average account value over the period, multiplied by 89 (the number of days since the commencement of the Class on December 2, 2013), then divided by 365.
** Expenses (hypothetical expenses if Institutional Shares had been in existence from September 1, 2013) are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratio
Institutional Shares	.05%
For more information, please refer to the Fund's prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Variable NAV Money Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the Fee Consultant using information supplied by iMoneyNet, an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2012, the Fund's gross performance was above the median of the applicable iMoneyNet universe.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). Based on Lipper data provided as of December 31, 2012, the Board noted that the Fund's total (net) operating expenses were lower than the median of the applicable Lipper expense universe for Capital Shares (1st quartile). The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitations agreed to by DIMA. The Board also noted the significant voluntary fee waivers implemented by DIMA.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

Automated Information Line	Institutional Investor Services (800) 730-1313 Personalized account information, information on other DeAM funds and services via touchtone telephone and the ability to exchange or redeem shares.
Web Site
dbadvisorsliquidity.com/US
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about the funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 730-1313, option 1 To speak with a fund service representative.
Written Correspondence	Deutsche Asset & Wealth Management PO Box 219210 Kansas City, MO 64121-9210
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 dws-investments.com (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Institutional Shares	Capital Shares
CUSIP Number	461473837	461473845
Fund Number	1411	1011

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 09/2013

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DNAVI-3
(R-034623-1 4/14)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable NAV Money Fund (Institutional Shares), a series of Investors Cash Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	April 29, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 29, 2014